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                                                                     EXHIBIT 4.1

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE


                                   CORIO, INC.
NUMBER *C-<<CERTNUMBER>>*     A DELAWARE CORPORATION         *<<SHARES>>* SHARES
                                                                    COMMON STOCK

        THIS CERTIFIES THAT *<<NAME>>* is the record holder of *<<WRITTENSHARES>> (<<SHARES>>)* shares of the COMMON STOCK OF CORIO, INC., transferable only on the share registration of said corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class and designations thereof, may be obtained by any shareholder upon request and without charge, at the principal office of the Corporation, and the Corporation will furnish any shareholder, upon written request to the Secretary of the Corporation at the Corporation's principal office.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation this <<DATE>>.



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Secretary                                                              President

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FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN, AND TRANSFER UNTO
____________________ A TOTAL OF __________________________ SHARES REPRESENTED BY
THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________________________________ AS ATTORNEY TO TRANSFER THE
SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL
POWER OF SUBSTITUTION IN THE PREMISES.

DATED                  ,
     ------------------  -------            ------------------------------------
                                            (Shareholder)

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(Witness)                                   (Shareholder)


NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.